SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                            GREATER COMMUNITY BANCORP
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                (Name of Registrant as Specified In Its Charter)

n.a.
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:.......
     2)   Aggregate number of securities to which transaction applies:..........
     3) Per unit price or other underlying value of transaction pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined):.......................
     4)   Proposed maximum aggregate value of transaction:......................
     5)   Total fee paid:.......................................................

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:...............................................
     2)   Form, Schedule or Registration Statement No.:.........................
     3)   Filing Party:.........................................................
     4)   Date Filed:...........................................................

                            GREATER COMMUNITY BANCORP
                               55 Union Boulevard
                            Totowa, New Jersey 07512

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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

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TIME.......................     4:00 p.m. on Tuesday, April 20, 2004

                                55 Union Boulevard
PLACE......................     Totowa, New Jersey 07512

ITEMS OF BUSINESS..........     1. To elect members of the Board of Directors,
                                   whose terms are described in the Proxy
                                   Statement.

                                2. To transact such other business as may
                                   properly come before the Meeting and any adjournment thereof.

RECORD DATE................     Holders of Common Shares of record at the close
                                of business on March 1, 2004 are entitled to vote at the Meeting.

ANNUAL REPORT..............     The Company's 2003 Annual Report, which is not a
                                part of the proxy soliciting material, is enclosed.

PROXY VOTING...............     It is important that your Shares be represented
                                and voted at the Meeting. You can vote your Shares by marking, signing, dating and returning the enclosed proxy card in the postage-paid envelope furnished for that purpose. The
                                Company's Board of Directors solicits the enclosed proxy and requests that you promptly complete and mail the proxy card so that a quorum will be established for the Meeting without further expense to the Company. Any proxy may be revoked in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the Meeting.
                                Stockholders are cordially invited to attend the Meeting in person. If you attend the Annual
                                Meeting and vote in person, the enclosed Proxy
                                Card will not be used.

Totowa, New Jersey                           By order of the Board of Directors,
March 15, 2004                 Jeannette Chardavoyne, Vice President & Secretary

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                                TABLE OF CONTENTS

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                                                                            Page
                                                                            ----

PROXY STATEMENT .............................................................. 1
     Purpose of the Annual Meeting............................................ 1
     Proxies.................................................................. 1
     Stockholders Entitled to Vote............................................ 1
     Required Vote ........................................................... 2
     Principal Stockholders................................................... 2
     Multiple Copies of Annual Report ........................................ 2
     Cost of Proxy Solicitation............................................... 2
     Stockholder Account Maintenance ......................................... 2

GOVERNANCE OF THE COMPANY..................................................... 3
     General.................................................................. 3
     Director Independence.................................................... 3
     Meetings................................................................. 3
     Executive Sessions of Non-Management Directors........................... 3
     Stockholder Communications with Directors................................ 3
     Policy Relating to Board Attendance at Annual Meetings of Stockholders... 4
     Code of Ethics........................................................... 4
     Committees of the Board of Directors..................................... 4
     Report of the Audit Committee............................................ 5
     Compensation of Directors ............................................... 6
     Certain Relationships and Related Transactions........................... 8
     Share Ownership of Management and Directors.............................. 9
     Fees of Independent Auditors for 2003 and 2002...........................10
     Section 16(a) Beneficial Ownership Reporting Compliance..................10
     Relationship with Independent Public Accountants.........................10
     Stockholder Proposals ...................................................10

ELECTION OF DIRECTORS ........................................................11
     Nominees for Terms Expiring in 2007 .....................................11
     Directors Whose Terms Will Expire in 2005 ...............................12
     Directors Whose Terms Will Expire in 2006 ...............................12
     Executive Officers ......................................................12

EXECUTIVE COMPENSATION AND OTHER BENEFITS.....................................13
     Summary Compensation Table ..............................................13
     Compensation Committee Report on Executive Compensation .................14
     Performance Graph .......................................................15
     Aggregated Option Exercises and Year-end Option Values...................16
     Supplemental Executive Retirement Plans..................................16
     Certain Agreements ......................................................16

Appendix A - Audit Committee Charter.........................................A-1

                            GREATER COMMUNITY BANCORP
                               55 Union Boulevard
                            Totowa, New Jersey 07512
                                  973-942-1111

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             PROXY STATEMENT FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

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      These proxy materials are furnished in connection with the solicitation by the Board of Directors of Greater Community Bancorp (the "Company"), a New
Jersey corporation, of proxies to be voted at the Company's 2004 Annual Meeting of Stockholders (the "Annual Meeting" or "Meeting"), including any adjourned meeting.

      You are cordially invited to attend the Meeting on Tuesday, April 20, 2004 beginning at 4:00 p.m. E.S.T. The Meeting will be held at the Company's headquarters at 55 Union Boulevard, Totowa, New Jersey 07512.

      The Company's 2003 fiscal year began on January 1, 2003 and ended on December 31, 2003. All references in this Proxy Statement to the year 2003 or fiscal 2003 refer to that twelve-month period.

      This Proxy Statement and accompanying forms of proxy and voting instructions are first being mailed on or about March 15, 2004 to stockholders of record on March 1, 2004 (the "Record Date").

Purpose of the Annual Meeting

      The election of directors is the only matter that will be presented at the Annual Meeting to be considered and voted upon (see "ELECTION OF DIRECTORS" below). At the date of this Proxy Statement, the Company did not anticipate that any other matter would be raised at the Meeting.

Proxies

      Because many stockholders cannot attend the Meeting in person, it is necessary that a large number be represented by proxy. The proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. If no instructions are indicated on a properly executed proxy, the Shares represented by that proxy will be voted as recommended by the Board of Directors. The proxy confers discretionary authority on the persons named in the proxy to vote with respect to the election of any person as director where the nominee is unable to serve or for good cause will not serve and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Meeting, the persons acting as proxies will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote.

      You may revoke your proxy at any time before it is exercised by writing to the Corporate Secretary, by timely delivery of a properly executed, later-dated proxy, or by voting by ballot at the Meeting. Unless so revoked, the Shares represented by properly executed proxies will be voted at the Meeting and all adjournments thereof. Your mere presence at the Meeting will not revoke your proxy.

Stockholders Entitled to Vote

      The securities entitled to vote at the Meeting consist of the Company's common stock, $0.50 par value per share ("Common Stock"). Holders of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Meeting or adjournments thereof. On December 31, 2003, 7,004,966 shares of Common Stock ("Shares") were outstanding. Only stockholders of record may vote Shares. If you own Shares through a bank, broker or other holder of record ("nominee"), your nominee should provide you with voting instructions. Please sign and return those instructions promptly to assure that your Shares will be represented at the Meeting. In accordance with New Jersey law, a list of stockholders entitled to vote at the Meeting will be available at the Meeting and will be subject to inspection by any stockholder for reasonable periods during the Meeting.


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

Required Vote

      The presence, in person or by proxy, of the holders of a majority of the Shares entitled to vote generally for the election of directors is necessary to constitute a quorum at the Meeting. Each Share is entitled to one vote on each matter to come before the Meeting. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

      A plurality of the votes duly cast is required for the election of directors (the nominees receiving the greatest number of votes will be elected). Votes withheld and broker "non-votes" are not counted for purposes of electing directors.

      The affirmative vote of the holders of a majority of the Shares present in person or represented by proxy and entitled to vote at the Meeting is required to approve any other matters to be acted upon at the Meeting. An abstention is counted as a vote against any such other matters, but a broker "non-vote" is not so counted.

Principal Stockholders

      The Company knows of no individual or group that beneficially owned more than 5% of the Common Stock on the Record Date other than John L. Soldoveri, Chairman Emeritus of the Company. Details of his beneficial stock ownership and that of other directors and executive officers of the Company as of December 31, 2003 are set forth below under "Share Ownership of Management and Directors."

Multiple Copies of Annual Report

      The Company's 2003 Annual Report to Stockholders, including financial statements, has been mailed to stockholders with these proxy materials. If more than one copy of the Annual Report was sent to your address and you wish to reduce the number of reports you receive and save the Company the cost of producing and mailing these reports, we will discontinue the mailing of reports on the accounts you select. At least one account at your address must continue to receive the Annual Report. Mailing of dividends, dividend reinvestment plan statements, proxy materials and special notices will not be affected by your election to discontinue multiple mailings of the Annual Report. To discontinue or resume the mailing of an Annual Report to an account, write to the Corporate Secretary c/o Greater Community Bancorp at P.O. Box 269, 55 Union Boulevard, Totowa, NJ 07511-0269, or call Jeannette Chardavoyne at 973-942-1111, ext. 1033.

      If you own your shares through a nominee and receive more than one copy of the Company's Annual Report, contact the nominee to eliminate duplicate mailings.

Cost of Proxy Solicitation

      The Company will bear the costs of soliciting proxies. Proxies may be solicited on the Company's behalf by its directors, officers or employees, without compensation other than their regular compensation, in person or by telephone, facsimile or other electronic means. In accordance with SEC regulations, the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners of Common Stock.

Stockholder Account Maintenance

      The Company's transfer agent is Registrar & Transfer Company. All communications concerning accounts of stockholders of record, including address changes, name changes, inquiries as to requirements to transfer shares and similar issues, can be handled by writing to Registrar & Transfer Company, Attn:
Investor Relations, 10 Commerce Drive, Cranford, NJ 07016-3572.


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

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                            GOVERNANCE OF THE COMPANY

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General

      Under the New Jersey Business Corporation Act and the Company's Bylaws, the Company's business, property and affairs are managed under the direction of the Board of Directors. Members of the Board are kept informed about the Company's business through discussions with the chairman and officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. Each member of the Board of Directors also serves as a director of at least one of the Company's subsidiary banks.

Director Independence

      The National Association of Securities Dealers (NASD) recently amended its rules relating to corporate governance of issuers such as the Company whose securities are listed on Nasdaq. The Company's Board has determined that a majority of the directors and all members of the Board's Nominating Committee and Compensation Committee are "independent" for purposes of the amendments to NASD Rule 4200(a). The Board has also determined that all members of the Audit Committee are "independent" for purposes of both the new NASD rule and Section 10A(3)(b)(1) of the Securities Exchange Act of 1934.

      Specifically, the Board determined that the following directors are independent: M.A. Bramante, William T. Ferguson, Joseph A. Lobosco, Alfred R. Urbano, Charles J. Volpe and David Waldman. The Board based its determinations primarily on a review of directors' responses to questions about employment and transaction history, affiliations and family and other relationships, as well as on discussions with directors. The Board concluded that the following relationships are immaterial in making its determinations of independence:

      o Loans made by a bank subsidiary of the Company to directors or their family members or affiliates, including loans personally guaranteed by a director, if such loans comply with applicable governmental regulations on insider loans and are not classified as substandard, doubtful or loss by the bank or any bank regulatory agency that supervises the bank subsidiary.

      o Deposit, securities brokerage and similar customer relationships that are on usual and customary market terms and conditions.

      o Purchases of goods or services by the Company and its subsidiaries, from a business in which the director or member of his immediate family is a partner, shareholder or director, if the annual aggregate purchases of goods or services from such director's affiliated business in the last three years did not exceed the greater of $200,000 or 5% of the gross revenues of such business.

      o The ownership of Company stock by a director, members of his family or affiliated entities.

Meetings

      The Board has regular monthly meetings and may also have special meetings. During 2003 the full Board held 12 meetings and committees of the Board held 21 meetings. No director attended fewer than 75% of the total number of meetings held during fiscal 2003 of the full Board and committees on which they served.

Executive Sessions of Non-Management Directors

      The Board recently adopted a policy of holding regular executive sessions, attended only by independent members of the Board, on a quarterly basis commencing in 2004. The executive sessions occur at every third regularly scheduled monthly Board meeting.

Stockholder Communications with Directors

      The Board has not adopted a formal process for stockholders to send communications to the Board or to individual Board members. The Board has not considered this question and therefore has not formed a view whether or not it is appropriate for the Company to adopt such a process. The Board will consider this question before the end of 2004.

Policy Relating to Board Attendance at Annual Meetings of Stockholders

      The Company encourages but does not require attendance by directors at annual meetings of stockholders. It has been the Company's practice to hold the annual reorganization meeting of the Board of Directors immediately after the conclusion of the annual meeting of shareholders. All but one member of the Company's Board of Directors attended the 2003 Annual Meeting of Stockholders.

Code of Ethics

      The Board of Directors has not yet adopted a Code of Ethics under the Sarbanes-Oxley Act of 2002 and related SEC regulations governing the Company's principal executive officer and principal financial officer or persons performing similar functions. The Board intends to consider adoption of such a Code in the near future. The Board has not felt the need to adopt such a formal policy for several reasons. First, the Company's principal executive officer and principal financial officer are also executive officers of one or more of the Company's bank subsidiaries and each of the Company's bank subsidiaries previously adopted a Code of Ethics. The respective bank subsidiaries' Codes govern such matters as conflicts of interest, use of corporate opportunity, confidentiality, compliance with law and the like. Secondly, the banks are already subject to regulation by federal and state banking agencies that require arm's length dealing, and in some cases prior regulatory approval, with respect to loan transactions, real estate transactions and other transactions between the bank and a related person, including such officers. Finally, the Company's principal executive officer and principal financial officer already provide certifications regarding financial matters as required by the Sarbanes-Oxley Act of 2002 in connection with the Company's annual and interim filings with the SEC.

Committees of the Board of Directors

      During 2003 the Board of Directors had six ongoing committees: the Executive Committee, the Audit Committee, the Compensation Committee, the Nominating Committee, the Insurance Committee and the Stock Option Committee. Except for the Executive Committee, only independent directors serve on these committees.

      Executive Committee. The Executive Committee is comprised of the Chairman, the President and three additional members proposed by the Chairman and appointed by the Board. The other three members on the date of this Proxy Statement are M.A. Bramante, Alfred R. Urbano and Charles J. Volpe. The Executive Committee may exercise the powers of the full Board in the management of the Company's business and affairs, except for major actions such as Bylaw amendments, unless otherwise provided by a resolution of a majority of the whole Board. The Executive Committee met 13 times in 2003.

      Audit Committee. The Audit Committee is comprised of three members of the Board of Directors appointed by the Board upon the recommendation of the Nominating Committee. Charles J. Volpe serves as Chairman of the Audit Committee. The other members are M.A. Bramante and Alfred R. Urbano. The Board of Directors has determined that Mr. Urbano meets the SEC criteria for an "audit committee financial expert" as well as independence and thus meets the NASD requirement of financial sophistication for at least one member of the Audit Committee.

      The Audit Committee adopted a new formal written Audit Committee Charter on November 18, 2003. A copy is attached to this Proxy Statement as Appendix A. The Audit Committee reviews and assesses the adequacy of its Charter on an annual basis.

      The Charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation and oversight of the Company's outside auditors; reviewing with management and our independent auditors the Company's interim (quarterly) and year-end (annual) operating results, including press releases; considering the appropriateness of the Company's internal accounting and auditing procedures; considering the independence of the Company's outside auditors; reviewing the risk management and internal compliance functions; reviewing examination reports by bank regulatory agencies; reviewing audit reports prepared by the Company's internal audit personnel; and reviewing the response of management to those reports; and reviewing and approving all related-party transactions other than loan transactions.


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

      The Audit Committee administers procedures established by the Board for the confidential submission by employees of the Company of concerns about questionable accounting or auditing matters. Those procedures enable an employee to send information and concerns on an anonymous basis to an independent company, which then forwards the information to designated representatives of the Audit Committee, who then in turn take action they deem appropriate in discussion with the other members of the Audit Committee. Those procedures have been communicated to employees. The Company's outside auditors and internal audit personnel have unrestricted access to the Audit Committee. The Audit Committee reports to the full Board about its actions on important matters coming before the Committee. This committee met formally three times in 2003 and also conducted numerous conference call meetings.

      Compensation Committee. The Board established the Compensation Committee in July 2003. This Committee is comprised of three members of the Board. Charles
J. Volpe acts as Chairman and the other members are M.A. Bramante and Alfred R. Urbano. The Compensation Committee is responsible for evaluating the performance of the Company's CEO and other executive officers and recommending their compensation to the full Board for final determination by the Board. The CEO is not present when the Compensation Committee meets to recommend the CEO's compensation, but is present when the Committee meets to consider its recommendations regarding the compensation of executive officers other than the CEO. The Compensation Committee met twice in 2003.

      Nominating Committee. The Board of Directors established the Nominating Committee in December 2003. It is comprised of three members of the Board. M.A. Bramante acts as Chairman; the other members are Alfred R. Urbano and Charles J. Volpe. The Nominating Committee is responsible for reviewing the qualifications of candidates for election and recommending nominees for election as directors to the full Board for its final determination. The Committee recommended to the Board that the two current directors whose terms expire at the Annual Meeting stand for re-election at the Meeting. The Nominating Committee is also responsible for recommending to the full Board the members of the Audit Committee for appointment by the full Board. The Nominating Committee does not have a charter and has not adopted a process for identifying and evaluating director nominees. The Board of Directors has not considered whether it is appropriate for the Nominating Committee to consider director candidates recommended by stockholders, and the Nominating Committee has not adopted a procedure with regard to considering candidates recommended by stockholders. The Board will consider this question before the end of 2004. In the absence of any such procedure, the Company's Bylaws provide a procedure for stockholders to make director nominations (see "ELECTION OF DIRECTORS").

      Insurance Committee. The Insurance Committee reviews the Company's insurance needs and approves insurance policies issued to the Company. Joseph A. Lobosco is Chairman of the Insurance Committee. The other members are Frank Cosimano and Anthony M. Bruno, Jr. This committee met once in 2003.

      Stock Option Committee. The Stock Option Committee grants options under, and otherwise administers, the 2001 Employee Stock Option Plan and the 2001 Stock Option Plan for Nonemployee Directors. This Committee also makes recommendations to the Board concerning matters relating to other stock options that may be granted by the Company. M.A. Bramante is Chairman of the Stock Option Committee, and its other members are William T. Ferguson and Charles J. Volpe. Such Committee meet once in 2003 but conducted numerous conference call meetings.

Report of the Audit Committee

      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

March 15, 2004
To the Board of Directors of Greater Community Bancorp:

      The Audit Committee acts under a written charter adopted and approved by the Board of Directors. The Audit Committee reviews the Company's financial reporting process on the Board's behalf. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. Management has represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America ("USGAAP"). The Company's outside independent


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

auditor audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present the Company's financial position, results of operations and cash flows in conformity with USGAAP, and discusses with us any issues it believes should be raised with us.

      We discussed with the Company's outside independent auditor for 2003, Grant Thornton LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). We have also received the written disclosures and the letter from the independent auditor required by Independence Standard No. 1 (Independence Discussions with Audit Committees) and have discussed with such auditor its independence from the Company. We also considered whether the independent auditor's provision of non-audit services is compatible with its independence from the Company.

      The Audit Committee discussed with management, the internal auditors and the outside auditor the quality and adequacy of the Company's internal controls and internal audit functions, organization, responsibilities, budget and staffing. We also reviewed with both the internal and outside auditors their respective audit plans, audit scope and identification of audit risks.

      During 2003, the Audit Committee met three to discuss the interim financial information contained in the Company's quarterly reports on Form 10-Q with the Company's Chief Financial Officer and the outside auditor prior to public release. We have also reviewed and discussed with management and the outside auditor the Company's audited financial statements for fiscal 2003.

      Based on the reviews and discussions described above, we recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal 2003 for filing with the Securities and Exchange Commission.

                           Charles J. Volpe, Chairman
                           M.A. Bramante
                           Alfred R. Urbano

Compensation of Directors

      The Company compensates its nonemployee directors through a combination of cash fees, periodic grants of stock options and a non-qualified retirement plan (see "Directors' Retirement Plan" below). Nonemployee directors may elect to defer payment of their cash fees pursuant to a deferral (see "Directors' Deferred Compensation Plan" below). Nonemployee directors are also compensated for attending meetings of the respective Boards of the subsidiary banks of which they are directors and committees of the bank boards.

      In 2003 the Company's nonemployee directors were paid for services rendered in that capacity at the rate of $600 per full board meeting attended, $300 for each Executive Committee meeting attended and $200 for all other committee meetings attended. In addition, each nonemployee director was paid a stipend of $4,000 at the beginning of 2003. The Company paid a total of $95,600 to its nonemployee directors for 2003 in those capacities. Charles J. Volpe received a stipend of $500 per month for serving as Chairman of the Audit Committee. As a non-employee Chairman until September 3, 2003, Anthony M. Bruno, Jr., received stipends aggregating $52,033 from the Company's three bank subsidiaries.

      In 2003 Greater Community Bank's nonemployee directors were paid $600 for each meeting of the Bank Board attended, $300 for each Loan Committee meeting attended and $200 for all other committee meetings attended, as well as an annual stipend of $2,000. Greater Community Bank paid a total of $155,500 in directors fees during 2003 to all nonemployee directors of Greater Community Bank for acting in those capacities, of which $71,700 was paid to those Bank directors who are also nonemployee directors of the Company.

      In 2003 Bergen Commercial Bank's nonemployee directors were paid $600 for each Board meeting attended, $300 for each Loan Committee meeting attended and $200 for all other committee meetings attended, as well as an annual stipend of $2,000. Bergen Commercial paid a total of $98,181 in directors fees in 2003 to all of its nonemployee directors for acting in those capacities, of which $44,126 was paid to those Bank directors who are also nonemployee directors of the Company.

      In 2003 Rock Community Bank's nonemployee directors were paid $200 for each Board meeting attended and each Audit Committee meeting attended and $100 to each director who attends a Loan & Investment Committee meeting. The bank paid a total of $28,300 in director fees in 2003, of which $6,800 was paid to the Bank director who is also a nonemployee director of the Company.

      Directors' Retirement Plan

      The Company maintains a noncontributory nonqualified retirement plan for nonemployee directors of the Company, Greater Community Bank and Bergen Commercial Bank ("Directors' Retirement Plan"). The Directors' Retirement Plan is designed to provide a benefit to those nonemployee directors who, at retirement age, will have a minimum of 15 years of service on their respective Board(s) of which at least five years occur after the Directors' Retirement Plan was established in 1999. Each participant's retirement benefit is 75% of his projected annual board fees earned in the year prior to his normal retirement date (the later of age 65 or five years of plan participation), using fees actually earned in 1997 plus assumed increases in such fees based upon annual compounding at the rate of 5%, subject to a maximum amount specified in each participating director's Joinder Agreement. If a director become disabled before reaching his benefit eligibility date, he may ask the Board to permit him to receive an immediate disability benefit equal to the annualized value of his accrued benefit, payable monthly over a 10-year period. If a director dies before reaching his benefit eligibility date, his beneficiary is entitled to a monthly survivor benefit payable over a 10-year period. If the director's services are terminated following a "change-in-control", the director is entitled to receive full retirement benefit, commencing 30 days after termination.

      All non-employee directors of the Company except for Messrs. Robert Soldoveri and Waldman have been participants in the Directors' Retirement Plan through the end of 2003. If the participating directors continue to serve as directors and retire at their benefit eligibility dates (the later of 65 or five years of plan participation), the estimated annual pensions payable to them under the plan would be as follows: Dr. Bramante, $12,421; Mr. Bruno, $67,858; Mr. Ferguson, $11,693; Mr. Lobosco, $13,150; Mr. Volpe, $23,099 and Mr. Urbano, $15,085. These amounts are payable in monthly installments over a period of ten years. Other actuarially equivalent forms of payment are optionally permitted.

Directors' Deferred Compensation Plan

      Effective January 1, 1999 the Company also established a deferred compensation plan for nonemployee directors of the Company, Greater Community Bank and Bergen Commercial Bank ("Deferred Compensation Plan"). A participating director may defer payment of a specified amount up to 100% of his monthly board fees and/or stipend as a director of both the Company and a subsidiary bank using fees actually earned in 1997. Deferred amounts earn interest at the rate of 10% per annum. At retirement, the benefit under the Deferred Compensation Plan is payable in the form of a monthly annuity for 10 years. If a director becomes disabled before attaining his benefit eligibility date, he may ask the Board to permit him to receive an immediate disability benefit equal to the annuitized value of his deferral account, payable monthly over a 10-year period. If a director dies before reaching his benefit eligibility date, his beneficiary is entitled to a monthly survivor benefit payable over a 10-year period. The Deferred Compensation Plan also provides a $10,000 death benefit payable to the director's beneficiary. All nonemployee directors of the Company except for Robert Soldoveri, David Waldman and Alfred R. Urbano are participating in the Deferred Compensation Plan.

Stock Option Plans

      The Company adopted several stock option plans for nonemployee directors during the last 9 years. The most recently adopted plan was the 2001 Stock Option Plan For Nonemployee Directors. No options were granted to nonemployee directors after 2001.

Nonemployee Director Compensation Table

      The following table summarizes cash compensation earned in 2003 by the Company's nonemployee directors and chairman emeritus. (Information about executive officers Anthony M. Bruno, Jr., George E. Irwin and C. Mark Campbell is presented in the tables below regarding executive compensation. See "Executive Compensation and Other Benefits" and "Aggregated Option Exercises and Year-end Option Values.") Meeting fees primarily include fees for attending meetings of the boards of directors of the Company, its bank subsidiaries and their committees. The table also presents information about stock options held by nonemployee directors at the end of 2003.

                   NONEMPLOYEE DIRECTOR COMPENSATION FOR 2003

                                      Cash                Number of Shares           Dollar Value of Unexercised
                                  Compensation         Underlying Unexercised          in-the-Money Options at
                                     Earned          Options at Fiscal Year End          Fiscal Year End(1)
                                ----------------     --------------------------      ---------------------------
                                    Meeting               Exercisable (E)/                Exercisable (E)/
               Name             Fees & Other ($)          Unexercisable (U)               Unexercisable (U)
     ------------------------   ----------------     --------------------------      ---------------------------
                                                                8,492  (E)                  $   92,163  (E)
      M.A. Bramante                  $26,456                    2,452  (U)                      24,515  (U)

                                                                    5  (E)                  $       56  (E)
      William T. Ferguson(2)         $93,589                    2,452  (U)                      23,042  (U)

                                                                3,703  (E)                  $   60,188  (E)
      Joseph A. Lobosco(3)           $45,613                    2,454  (U)                      33,403  (U)

                                                                5,245  (E)                  $   55,797  (E)
      John L. Soldoveri                   --                    2,452  (U)                      23,042  (U)

      Robert C. Soldoveri            $33,900                       --                               --

                                                                8,853  (E)                  $   96,207  (E)
      Alfred R. Urbano               $24,200                    2,452  (U)                      23,042  (U)

                                                                8,853  (E)                  $   96,207  (E)
      Charles J. Volpe               $46,126                    2,452  (U)                      23,042  (U)

                                                                   -0- (E)                  $       -0- (E)
      David Waldman(4)               $17,515                    1,356  (U)                      10,767  (U)

      (1) All unexercised options were "in-the-money" at the end of 2003. Year-end values have been calculated as the difference between (a) $16.79, the value of Shares subject to such options using the mean between the high and low price per share of the Common Stock on December 31, 2003, as quoted by the NASDAQ National Market, and (b) the aggregate price payable on exercise of options.

      (2) Mr. Ferguson also realized a profit of $73,787 upon the exercise of stock options on January 7, 2003.

      (3) Mr. Lobosco also realized a profit of $13,613 upon the exercise of stock options on June 27, 2003.

      (4) Mr. Waldman also realized a profit of $2,915 upon the exercise of stock options on January 31, 2003.

Certain Relationships and Related Transactions

      Anjo Realty, LLC, a limited liability company in which the Company's Chairman, Anthony M. Bruno, Jr., has a 14% interest, and the Company's Chairman Emeritus, John L. Soldoveri, has a 51% interest, owns the building in which the Company's offices and Greater Community Bank's main branch are situated. The rent paid in 2003 was $255,321.

      The Company provides a liability insurance policy for the officers and directors of the Company and its bank subsidiaries. Coverage is provided by a policy issued by a major insurance company in the aggregate amount of $10,000,000, with a standard deductible amount per claim. The policy also insures the Company against amounts it pays to indemnify directors and officers. The 2003 premium for the policy was $39,153.

      Directors and officers of the Company and their associates were customers of and had transactions with its subsidiary banks during 2003. It is expected that they will continue to have such transactions in the future. All deposit accounts, loans and commitments comprising such transactions were made in the respective banks' ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and, in the opinion of management, did not involve more than normal risks of collectibility or present other unfavorable features. At December 31, 2003, the total amount of loans outstanding from the Company's bank subsidiaries to the executive officers and directors of the Company and their affiliates was $9,985.672 which represented 19.75% of the Company's consolidated stockholders' equity on that date. At that date, the bank subsidiaries in the aggregate also had commitments to extend credit under revolving lines of credit, totaling $347,715 at various rates, to the Company's directors, executive officers and their affiliates.

Share Ownership of Management and Directors

      The following table provides information about the beneficial ownership of Common Stock on December 31, 2003 by each director, chairman emeritus and executive officer of the Company and by all such persons as a group. All such persons have an address c/o the Company at P.O. Box 269, 55 Union Boulevard, Totowa, New Jersey 07511-0269. All of a named person's shares are deemed to be subject to that person's sole voting power and sole investment power unless otherwise indicated.

                          Name of                           Amount and Nature of
                      Beneficial Owner                      Beneficial Ownership*              Percent of Class*
                      ----------------                      ---------------------              -----------------
             M.A. Bramante                                        129,771(a)                        1.85%
             Anthony M. Bruno, Jr.                                173,033(b)                        2.42%
             C. Mark Campbell                                     224,151(c)                        3.14%
             William T. Ferguson                                   70,962(d)                        1.01%
             Joseph A. Lobosco                                     92,188(e)                        1.31%
             John L. Soldoveri                                    658,067(f)                        9.39%
             Robert C. Soldoveri                                    5,000                           0.07%
             Alfred R. Urbano                                     226,687(g)                        3.23%
             Charles J. Volpe                                      98,374(h)                        1.40%
             David Waldman                                         24,492(i)                        0.35%
             Leo J. Faresich                                       14,754(j)                        0.21%
             Erwin D. Knauer                                      101,577(k)                        1.43%
             Naqi A. Naqvi                                         18,184(l)                        0.26%
             All directors and executive officers
             as a group (13 in number including
             individuals named above)(m).                       1,837,240(a)-(l)                   24.73%

      (*) Based on 7,004,966 shares issued and outstanding on December 31, 2003. Beneficially owned shares also includes shares (i) owned by a spouse, minor children or by relatives sharing the same home, (ii) owned by entities owned or controlled by the named person and (iii) with respect to which the named person has the right to acquire such shares within 60 days by the exercise of any right or option. In accordance with SEC beneficial ownership computation rules, the percentage of common stock beneficially owned by a person or group assumes the exercise of options held by such person or group but the nonexercise of options held by others.

(a) Includes 83,623 shares in IRA, 32,136 shares held by wife and 9,675 shares subject to stock options.

(b) Includes 146,179 shares subject to stock options, 13,592 shares in IRA and 12,018 shares held by wife.

(c) Includes 122,805 shares subject to stock options, 44,485 shares in 401K Plan; 5,977 shares in IRA and 5,686 shares held by wife.

(d) Includes 1,189 shares subject to stock options and 621 shares held by wife.

(e) Includes 27,837 shares held by wife and 7,530 shares subject to stock options.

(f) Includes 110,188 shares held by wife, 19,569 shares in IRA and 6,428 shares subject to stock options.

(g) Includes 10,035 shares subject to stock options, all of which were exercised on January 5, 2004.

(h) Includes 10,035 shares subject to stock options, 8,184 shares in IRA, 3,113 shares held through a partnership, 2,126 shared held jointly with wife, and 1,870 shares held by wife.

(i) Includes 12,565 shares held in IRA, 12,327 shares held by wife, and 452 shares subject to stock options.

(j)   Includes 8,377 shares subject to stock options and 2,855 shares in 401K
      Plan.

(k) Consists of 96,190 shares subject to stock options, 3,969 shares in 401K Plan and 1,418 shares held jointly with wife.

(l)   Includes 5,277 shares subject to stock options and 4,899 shares in 401K
      Plan.

(m) The total for all directors, director emeritus and executive officers includes 424,172 shares subject to stock options.

Fees of Independent Auditors for 2003 and 2002

      The following table presents fees for professional services rendered by Grant Thornton LLP for the audit of the Company's annual financial statements for 2003 and 2002 and fees billed for audit-related services, tax services and all other services rendered by such firm for 2003 and 2002. All non-audit services were approved in advance by the Audit Committee, and fees for such services constituted less than 50% of total fees for both years.

                                                   2003              2002
                                               --------          --------
        Audit fees (1)                         $106,980          $118,522
        Audit-related fees (2)                    7,588            26,400
        Tax fees (3)                             43,246            21,301
                                               --------          --------
           Total Fees                          $173,134          $166,233
                                               ========          ========

      (1) Represents fees for professional services provided in connection with the audit of our annual consolidated financial statements and review of our quarterly financial statements, advice on accounting matters that arose during the audit and audit services provided in connection with other statutory or regulatory filings.

      (2) Represents fees for assurance services related to the audit of our financial statements and for services, primarily in connection with audits of our benefit plan.

      (3) Represents fees for services provided in connection with our tax planning and tax compliance.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file reports of Common Stock holdings and transactions with the SEC. Federal legislation enacted in mid-2002 shortened the period within which most transactions were required to be reported, from ten days after the end of the calendar month in which the transactions occurred to two business days after the date on which it occurred. Based solely on a review of SEC Forms 3, 4 and 5 and amendments thereto furnished to the Company during 2003 and with respect to 2003, the Company believes the individuals indicated in the following table failed to file on a timely basis 3 reports they were required to file with respect to such transactions during 2003. The Company is not aware of any failure to file a required report.

      Name of Reporting Person       No. of Late Reports     No. of Transactions
      ------------------------       -------------------     -------------------
      M.A. Bramante                           2                        2
      C. Mark Campbell                        1                        1

Relationship with Independent Public Accountants

      Grant Thornton LLP, independent public accountants, audited the books and records of the Company for 2003. Grant Thornton LLP has acted as the Company's principal accountant since 1996. It is expected that a representative of Grant Thornton LLP will be present at the Annual Meeting and that the representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. The Board's Audit Committee will select the Company's principal independent accountant for fiscal 2004 after the Annual Meeting.

Stockholder Proposals

      Stockholders of publicly-held companies make proposals from time to time for consideration by stockholders, although no such proposals have been made in the past for presentation to the Company's stockholders. Some proposals may be withdrawn by the proponent or are otherwise excludable. Any stockholder who intends to present a proposal at the 2005 annual meeting of stockholders and wishes to have it included in the Company's proxy statement for that meeting must deliver the proposal to the Corporate Secretary at the above address not later than November 15, 2004. All proposals must meet the requirements set forth in SEC rules and regulations in order to be eligible for inclusion in the proxy statement for that meeting.

--------------------------------------------------------------------------------

                              ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

      The Board of Directors is divided into three classes whose terms expire at successive annual meetings. The number of directors in each class is to consist, as nearly as may be, of one-third of the number of directors constituting the whole Board. For the coming year the Board of Directors has fixed the total number of directors at nine. Two persons are to be elected at the Meeting for three-year terms, to succeed two of the present directors whose terms expire at the Meeting. The terms of the remaining seven directors will continue beyond the Meeting. On the recommendation of the Nominating Committee, the Board has proposed the following nominees, both of whom are members of the present Board, for election as directors at the Meeting:

      Nominees for Election as Directors with three-year terms expiring in 2007:

                              Anthony M. Bruno, Jr.
                                Alfred R. Urbano

      The Board of Directors recommends a vote FOR the election of the above-named nominees for election as directors.

      Other nominations may be made pursuant to the Company's Bylaws, which require, among other things, advance written notice to the Company's Chairman of the Board. Any such nomination must be delivered or mailed not less than 14 days prior to the Meeting, that is, on or before April 6, 2004. However, if less than 21 days' notice of the Meeting is given to stockholders, then such nomination shall be mailed or delivered to the Chairman not later than the close of business on the seventh day after the day on which the Notice of Meeting was mailed.

      The Company's Bylaws permit the Board of Directors to increase the number of directors by not more than two members, and to fill the vacancies created by such increase, between annual meetings of stockholders. In the event of any such increase in the number of directors by the Board, the Board will fix the terms of the directors filling such vacancies so as to result in each class consisting, as nearly as may be, of one-third of the number of directors then constituting the increased Board. A director elected by the Board to fill a vacancy created in this manner will serve only until the next annual meeting of stockholders, at which time the stockholders will elect that director's successor for the succeeding term, or if applicable, for the remaining portion of the full term previously fixed by the Board. The Board has no present plans to make any such increase and fill vacancies before the Meeting.

      The persons named as proxies in the Proxy solicited by the Board will vote for the election of the nominees named in this Proxy Statement. If any nominee is unable to serve, either the Shares represented by all properly executed and unrevoked proxies will be voted to elect such substitute as the Board may recommend, or the size of the Board will be reduced to eliminate the vacancy. At this time the Board knows of no reason why either nominee would be unable to serve.

      The following pages describe the principal occupation, age as of the Record Date and certain other information about each nominee for election as a director at the Meeting and other directors whose terms of office will continue after the Meeting.

Nominees for Terms Expiring in 2007

      Anthony M. Bruno, Jr., Chairman and CEO of the Company as of September 2003. Formerly Chairman since April 2003. Director and Vice Chairman, 1995 until April 2002 at which time he became Chairman of the Company. Founding Director of the Company and Greater Community Bank in 1985 from which he resigned in 1987 when Bergen Commercial Bank was formed. He became a director of the Company again in 1995. Chairman, President and CEO of Greater Community Bank since September 2003. Chairman of the Board of Bergen Commercial Bank since 1987 and Director of Rock Community Bank since December 2003. He is a member of Executive Committee and Insurance Committee. Inactive member of Bruno, DiBello & Co. L.L.C./CPA, minority partner in Anjo Realty, LLC (real estate investments). Mr. Bruno is a nephew of John L. Soldoveri, first cousin of Robert C. Soldoveri and
C. Mark Campbell's brother-in-law. Age: 49.

      Alfred R. Urbano, Director of the Company and Greater Community Bank from 1986 through mid-1997 and from 1998 to the present. Member of Executive Committee, Compensation Committee, Nominating Committee and Audit Committee. President, Rubicon Realty Corp. (real estate investments) since 1980. Age: 57.

Directors Whose Terms Will Expire in 2005

      C. Mark Campbell, Director, President and COO of the Company as of September 1, 2003, Director of Rock Community Bank as of November 2003; formerly Director and Executive Vice President of the Company since 1995; Director, President and Chief Executive Officer of Bergen Commercial Bank since 1987. Mr. Campbell is Mr. Bruno's brother-in-law. Age: 53.

      Joseph A. Lobosco, Director of both the Company and Greater Community Bank since 1990. Member of Insurance Committee. Retired in 1994 as Senior Partner of Lobosco Insurance Group, LLC (insurance agency) of which he had been a partner since 1961. Age: 69.

      Robert C. Soldoveri, Director of both the Company and Greater Community Bank since September 2001; President of Northeast Equipment Transportation, Inc., a Managing Member of a realty management company, Solan Management, LLC; and Operating Manager of Minisink Realty, LLC and Union Realty, LLC. Mr. Soldoveri is John L. Soldoveri's son and Mr. Bruno's first cousin. Age: 50.

      Charles J. Volpe, Director of the Company since 1995; Director of Bergen Commercial Bank since 1987; Chairman of Audit Committee; Member of Executive Committee, Compensation Committee, Nominating Committee and Stock Option Committee. Chief Executive Officer, J.P. Patti Company (roofing). Age: 66.

Directors Whose Terms Will Expire in 2006

      M.A. Bramante, a founding director of both the Company and Greater Community Bank since 1985. Member of Audit Committee, Executive Committee, Compensation Committee, Nominating Committee and Stock Option Committee. Retired orthodontist--formerly President of M.A. Bramante, DDS, P.A., 1960-1996. Age:
71.

      William T. Ferguson, a founding director of both the Company and Greater Community Bank since 1985. Member of Stock Option Committee. Vice President, Ted Car, Inc. (auto wholesaler) since 1977. Age: 61.

      David Waldman, a director of both the Company and Rock Community Bank since 1999. Lawyer, President of Waldman, Renda & Mc Kinney, a Law Office. Age:
64.

Executive Officers

      The following table provides certain information about the Company's current executive officers.

                                                                                 Age as of            Year First Elected
                Name                                Office                      Record Date           To Current Office
        ---------------------        -------------------------------------      -----------           -----------------
        Anthony M. Bruno, Jr.        Chairman and Chief Executive Officer            49                      2003
        C. Mark Campbell             President and Chief Operating Officer           53                      2003
        Erwin D. Knauer              Executive Vice President                        58                      1999
        Naqi A. Naqvi                Senior Vice President, Treasurer and            47                      1987
                                     Chief Financial Officer
        Leo J. Faresich              Senior Vice President and Chief Credit          60                      2003
                                     Officer

      See above for additional information about the business backgrounds of Messrs. Bruno and Campbell, who are directors of the Company.

      Before joining the Company as Executive Vice President in 1999, Mr. Knauer was President of The Ramapo Bank of Wayne, New Jersey and a director and Senior Vice President of its parent, Ramapo Financial Corporation.

      Mr. Naqvi has served as Vice President, Treasurer and Chief Financial Officer of the Company and Greater Community Bank for more than seventeen years and was promoted to Senior Vice President in January 2004.

     Mr. Faresich is the Senior Vice President and Chief Credit Officer of the Company since October 2003 and is the Senior Vice President and Senior Loan Officer of Bergen Commercial Bank.

--------------------------------------------------------------------------------

                    EXECUTIVE COMPENSATION AND OTHER BENEFITS

--------------------------------------------------------------------------------

Summary Compensation Table

      The following table summarizes compensation during the years ended December 31, 2003, 2002 and 2001 earned by or awarded to the two individuals who served as the Company's Chief Executive Officer during 2003 and its other executive officers whose total annual salary and bonus in 2003 exceeded $100,000.

                                                                                                                     Long Term
                                                                      Annual Compensation                          Compensation
                                                      --------------------------------------------------------   ---------------
                    Name and Principal                                                          Other Annual      Stock Options
                     Position in 2003                 Year     Salary($)     Bonus ($)(1)     Compensation ($)   Awarded (#) (2)
     ----------------------------------------------   ----     ---------     ------------     ----------------   ---------------
     ANTHONY M. BRUNO, Jr
     CEO commencing September 2003; Chairman of the    2003     114,423               --            90,033(3)             --
     Company, Greater Community Bank and Bergen        2002          --               --            74,300(3)          2,250
     Commercial Bank, Director Rock Community Bank     2001          --               --            60,200(3)             --

     GEORGE E. IRWIN                                   2003     241,900           15,000           119,095(4)             --
     President and CEO of the Company and Greater      2002     231,500           15,000           112,876(4)             --
     Community Bank until September 2003               2001     220,500           50,000           388,999(4)             --

     C. MARK CAMPBELL
     President and COO of the Company commencing       2003     246,077           12,500            74,658(5)             --
     September 2003; President and CEO of Bergen       2002     187,300           12,500            73,636(5)             --
     Commercial Bank, Director of Rock Community       2001     178,275           37,500            64,689(5)             --

     ERWIN D. KNAUER
     Executive Vice President of the Company;          2003     194,700               --            35,241(6)             --
     President and CEO of Greater Community            2002     187,200           12,500            38,360(6)             --
     Services, Inc.                                    2001     178,275           37,500            33,757(6)         55,125

     NAQI A. NAQVI
     Senior Vice President, Treasurer and CFO of       2003     104,000               --            23,857(7)             --
     the Company; Senior Vice President/Treasurer      2002     100,000               --            23,572(7)          2,100
     of Greater Community Bank; Senior Vice            2001      95,000               --            20,270(7)             --
     President/Secretary of  Greater Community
     Services, Inc.

     LEO J. FARESICH
     Senior Vice President and Chief Credit Officer    2003     135,000            2,000            18,792(8)             --
     of the Company; Senior Vice President and         2002     127,300               --            19,983(8)             --
     Senior Loan Officer of Bergen Commercial Bank     2001     121,300               --            19,268(8)             --

      (1)   Bonus amounts reflect year earned regardless of year of payment.

      (2) The numbers of shares underlying stock options awarded have been adjusted to reflect subsequently paid stock dividends.

      (3) Primarily represents fees paid for attending meetings of the Board of Directors of the Company, Greater Community Bank and Bergen Commercial Bank and their respective committees. Also includes stipends of $52,033 for 2003 and $15,000 for 2002 and 2001. Salary started as of September 1, 2003.

      (4) Includes accruals under Supplemental Executive Retirement Plan ($79,854 for 2003, $70,516 for 2002 and $62,074 for 2001), employer contributions to 401K Plan ($28,441 for 2003, $31,560 for 2002, and $26,357 for 2001), auto allowances ($10,800 for each year), and income realized on exercise of stock options ($0 for 2003 and 2002, and $289,783 for 2001).

      (5) Includes accruals under Supplemental Executive Retirement Plan ($35,417 for 2003, $31,276 for 2002 and $27,532 for 2001), employer contributions to 401K Plan ($28,441 for 2003, $31,560 for 2002 and $26,357 for 2001), and auto allowances ($10,800 for each year).

      (6) Consists of employer contributions to 401K Plan ($24,441 for 2003, $27,560 for 2002 and $22,957 for 2001) and auto allowances ($10,800 for each year).

      (7) Includes employer contribution to 401K Plan ($12,409 for 2003, $13,360 for 2002 and $12,707 for 2001), auto allowances ($4,200 for each year), and income realized on exercise of stock options ($7,248 for 2003, $6,012 for 2002 and $3,300 for 2001).

      (8) Consists of employer contributions to 401K Plan ($14,592 for 2003, $15,783 for 2002 and $15,068 for 2001) and auto allowances ($4,200 for each year).

Compensation Committee Report on Executive Compensation

      The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graph by reference therein.

      During 2003 the Company's Board of Directors created the Compensation Committee of the Board. The Compensation Committee has furnished the following report on executive compensation for 2003.

      All of the Company's executive officers are also executive officers of one or more of its subsidiaries. These executive officers devote a substantial portion of their time to and receive their salary and bonuses, where applicable, from such subsidiaries. The bank subsidiaries each have Personnel and/or Compensation Committees that make recommendations to their respective Boards of Directors. The compensation of the President and CEO of each bank subsidiary and Greater Community Services, Inc. are subject to review and approval by the Company's Board of Directors.

      The Company's policy with respect to executive compensation is one which seeks to compensate its executives fairly and adequately for their responsibilities, taking into account (i) the performance and profitability of the operating unit for which the executive is responsible (except in the case of the Company's Chief Executive Officer and Chief Operating Officer, who are responsible for the profitability of the Company as a whole in addition to the performance and profitability of the particular bank subsidiary for which they are responsible), (ii) and prevailing levels of compensation for executives of other institutions in New Jersey with comparable responsibilities and experience. Confidential surveys of trade organizations are utilized to assess the competitive market place generally and peer groups specifically. It is the Company's goal to remain competitive in an expanding financial services market and to enhance shareholder value by retaining experienced, productive executives. The Committee also considers performance relative to budgetary targets approved by the Company's Board and the Board of each operating subsidiary.

      In fixing executive compensation, the Committee takes into consideration the total compensation and benefit packages of the executives including insurance programs, the Company's matching contribution to its 401K Plan, the Supplemental Executive Retirement Plans (SERPs) adopted in 1999 for the CEOs of Greater Community Bank and Bergen Commercial Bank and options granted by the Company's Stock Option Committee under its Stock Option Plans for employees. The Committee considers the value and number of such options as part of its long-term compensation strategy aimed at more directly relating overall executive compensation to increased shareholder values.

                Greater Community Bancorp Compensation Committee
                ------------------------------------------------
                           Charles J. Volpe, Chairman
                           M.A. Bramante
                           Alfred R. Urbano

Performance Graph

      The line graph below compares the annual percentage change in the cumulative return to the holders of the Company's common stock with the cumulative return of the Nasdaq Financial Institutions and the Nasdaq Bank Stock Indices for the five-year period ending on December 31, 2003. The graph assumes a $100 investment on December 31, 1998 and reinvestment of all dividends in the Company's common stock or index, as applicable. The information contained in the performance graph does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graph by reference therein. The stock price performance on the graph is not necessarily indicative of future stock price performance.

                            Greater Community Bancorp

              [THE FOLLOWING DATA WAS REPRESENTED IN A LINE GRAPH]

                                                       Period Ending
                             -------------------------------------------------------------------
Index                         12/31/98   12/31/99    12/31/00   12/31/01    12/31/02   12/31/03
------------------------------------------------------------------------------------------------
Greater Community Bancorp       100.00      85.24       87.68     123.81      181.73     201.80
------------------------------------------------------------------------------------------------
NASDAQ - Total US               100.00     185.95      113.19      89.65       61.67      92.90
------------------------------------------------------------------------------------------------
NASDAQ Bank Index*              100.00      96.15      109.84     118.92      121.74     156.62
------------------------------------------------------------------------------------------------
NASDAQ Financial Index*         100.00      99.34      107.40     117.96      121.48     164.30
------------------------------------------------------------------------------------------------

*Source: CRSP, Center for Research in Security Prices, Graduate School of
 Business, The University of Chicago 2004.

 Used with permission.  All rights reserved.  crsp.com.

Aggregated Option Exercises and Year-end Option Values

      No options were granted to executive officers during 2003. Naqi A. Naqvi exercised options in 2003. The following table sets forth information with respect to Mr. Naqvi's exercise of stock options during 2003 and unexercised options held by the named executive officers on December 31, 2003.

                                                                            Number of Shares
                                                                         Underlying Unexercised     Dollar Value of Unexercised
                                                                                Options at                  In-the-Money
                                                                             Fiscal Year End       Options at Fiscal Year End(1)
                                                                         ----------------------    -----------------------------
                                        # of Shares
                                        Acquired on           Value          Exercisable(E)/              Exercisable(E)/
              Name                        Exercise          Realized($)     Unexercisable(U)             Unexercisable(U)
      --------------------              ------------        -----------     ----------------             ----------------
                                                                                133,564(E)                $ 1,492,970(E)
      Anthony M. Bruno, Jr                    --                  --             19,449(U)                   213,409(U)
                                                                                 37,728(E)                $  411,677(E)
      George E. Irwin                         --                  --             15,497(U)                   170,836(U)
                                                                                110,102(E)                $1,222,266(E)
      C. Mark Campbell                        --                  --             15,484(U)                   170,690(U)
                                                                                 72,432(E)                $  642,542(E)
      Erwin D. Knauer                         --                  --             46,366(U)                   422,584(U)
                                                                                  3,915(E)                $   32,366(E)
      Naqi A. Naqvi                          683               7,248              2,659(U)                    15,460(U)
                                                                                  6,056(E)                $   43,320(E)
      Leo J. Faresich                         --                  --              5,554(U)                    27,651(U)

      (1) All unexercised options held by the named individuals were "in-the-money" at the end of 2003. The year-end values of such options have been calculated as the difference between (a) $16.79, the value of shares subject to such options using the mean between the high and low bid prices per share of the Common Stock on December 31, 2003, as quoted by the NASDAQ National Market, and (b) the aggregate price payable on exercise of the options.

Supplemental Executive Retirement Plans

      The Company, Bergen Commercial Bank and Greater Community Bank maintain Supplemental Executive Retirement Plans ("SERPs"). The SERPs are designed to provide to the Presidents of the Company's principal bank subsidiaries a benefit equal to the difference between (i) 70% of their respective highest average three consecutive years of annual salary at retirement and (ii) the benefits in fact provided from the respective subsidiary bank's funding of tax-qualified retirement plans (such as the 401K Plan). The amount of the SERPs benefit upon retirement at age 65 was actuarially determined to be approximately $112,000 for Messers Bruno and Campbell and $98,913 for Mr. Irwin. Mr. Bruno's SERP benefit was effective March 2004. The benefits will be paid over 15 years. Each bank established a rabbi trust which purchased life insurance policies on each executive's life in order to ensure that the bank can satisfy its obligation under the SERPs. Each bank makes annual contributions, in an amount equal to the expense accrual under the SERPs, into a secular trust for the benefit of its President. In the event of the executive's termination of employment within 36 months of a change in control of the bank, the bank is required to make contributions to the secular trust from its general assets or from the assets held by the rabbi trust which, when added to the remaining assets in the secular trust, are sufficient to fund the supplemental retirement income benefit.

Certain Agreements

      On August 1, 2003, the Company and Greater Community Bank amended the 1998 agreement relating to the employment of George E. Irwin as the President and CEO of the Company and the Bank. Under the amended agreement, Mr. Irwin resigned as President and CEO of the Company and Greater Community Bank effective with the close of business on August 31, 2003. Mr. Irwin was not eligible for a bonus with respect to services rendered after August 1, 2003. During September 2003, Mr. Irwin was available on a full-time basis to effectuate an orderly transition of management. During a period of one year commencing October 1, 2003, Mr. Irwin is to remain actively employed by the Company and the Bank to perform such duties, consistent with his knowledge and experience, as are assigned to him. From and after October 1, 2004, Mr. Irwin's employment will continue, but only on a part-time basis. Mr. Irwin's 401K Plan, car allowance, group insurance and other benefits continue through September 30, 2004, and his salary will continue through that date at the annual rate in effect on the date of the amended agreement, $241,900. For services after September 30, 2004, Mr. Irwin's annual salary is reduced to $12,000. The Company will also reimburse him for the cost of medical insurance coverage after that date. Mr. Irwin's stock options remain in force and his employment will continue until he reaches age 65 in February 2009. During that time the Company will continue to meet its funding obligations under Mr. Irwin's SERP and will continue to fund his medical insurance benefits.

      In 1998 the Company and Bergen Commercial Bank entered into an agreement to continue Mr. Campbell's employment as the Company's Executive Vice President and as that Bank's President and Chief Executive Officer. The agreement provided for an initial term of two years at an annual base salary of not less than $154,000, plus an auto allowance of not less than $900 per month and certain other benefits.

      The annual base salary under the agreement with Mr. Campbell may be increased during the term of the agreement. The agreement provides for automatic annual renewals on the anniversary of the effective date for an additional two-year term. In the event of a termination of employment without "just cause", Mr. Campbell would be entitled to receive as a severance benefit a continuation of his then base salary for the remaining term of his agreement, including any extensions or renewals. The severance benefit is not payable during a time Mr. Campbell competes with the Company or Bergen Commercial Bank in the manner and within the geographical area described in the agreement. The noncompetition covenants also apply if the officer voluntarily terminates his employment. In the event of certain terminations of employment within twelve months after a "change of control" of the Company or Bergen Commercial Bank, Mr. Campbell is generally entitled to receive twice his base annual compensation less amounts paid after the change of control occurs.

      In 1999 the Company entered into an agreement with Erwin D. Knauer to employ him as Executive Vice President of the Company and as President and CEO of the Company's nonbank subsidiary Greater Community Services, Inc. Mr. Knauer's employment agreement has no stated term and is "at will". In the event of a termination of Mr. Knauer's employment without his consent and without "just cause" within 12 months after a "change of control" of the Company, Mr. Knauer is generally entitled to be paid twice his base annual compensation less base compensation paid after the change of control occurs. Mr. Knauer is also entitled to such benefits if he voluntarily terminates his employment within twelve months after a change of control, if he is required to move his personal residence, if his new duties and responsibilities are substantially inconsistent with those normally associated with his position and/or title at the time the change of control occurs, or if his responsibilities or authority are materially reduced.

                                         GREATER COMMUNITY BANCORP
                               Jeannette Chardavoyne, Vice President & Secretary

Totowa, New Jersey
March 15, 2004

                                   APPENDIX A

                GREATER COMMUNITY BANCORP AUDIT COMMITTEE CHARTER

The Audit Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ Exchange. In particular, all audit committee members must be able to read and understand financial statements at the time of their appointment. The Board on the recommendation of the Nominating Committee shall appoint the members of the Audit Committee.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee may also meet with the Company's investment bankers or financial analysts who follow the Company.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including an analysis of the effect of alternative GAAP methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

4. Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as any off-balance sheet structures on the Company's financial statements.

5. Review with management and the independent auditor, the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

6. Review periodically the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

7. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

8. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

9. Review the experience and qualifications of the senior members of the independent auditor's team and the quality control procedures of the independent auditor.

10.   Approve the fees to be paid to the independent auditor for audit services.

11. Approve the retention of the independent auditor for any non-audit service and the fees for any such services.

12. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, consider whether the provision of non-audit services is compatible with maintaining the auditor's independence and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

13. Evaluate together with the Board the performance of the independent auditor and whether it is appropriate to adopt a policy of rotating independent auditors on a regular basis. If so determined by the Audit Committee, recommend that the Board replace the independent auditor.

14. Recommend to the Board guidelines for the Company's hiring of employees of the independent auditor who were engaged on the Company's account.

15. The independent auditor should report to the Committee any instances where they have gone to their national officer to seek advise on any matters relating to Greater Community Bancorp.

16. Review the appointment and replacement of the senior internal auditing executive. If the function is outsourced, approve the appointment of the internal audit firm, which firm is ultimately accountable to the Audit Committee and the Board. Approve the fees to be paid to the internal auditor for audit services.

17. Review the significant reports to management prepared by the internal auditing department and management's responses.

18. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

19. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

20. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61(Communications With Audit Committees) relating to the conduct of the audit

21. Review with management and the independent auditor any material correspondence with regulators or governmental agencies and any employee complaints or published reports, which raise material issues regarding the Company's financial statements or accounting policies.

22. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

      (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any significant disagreements with management.

      (b)   Any changes required in the planned scope of the internal audit.

      (c)   The internal audit department responsibilities, budget and staffing.

23. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

24. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Ethics Policy. Review and approve any waivers of this code for executive officers and directors.

25. Review with the Company's General Counsel, legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

26. Meet periodically with the internal auditors, the independent auditor and any members of management as deemed necessary in separate executive sessions.

27. Review and approve all related-party transactions other than loan transactions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct. In addition, the Committee has defined material or materiality as any amount that would impact earnings per share by $0.01 or more.

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                REVOCABLE PROXY
                           GREATER COMMUNITY BANCORP

                    This proxy is solicited on behalf of the
                               Board of Directors
                 Annual Meeting of Shareholders April 20, 2004

      The undersigned shareholder of Greater Community Bancorp (the "Company"), hereby appoints, Toby W. Giardiello, Naqi A. Naqvi and Todd Suler as proxies, such persons being duly appointed by the Board of Directors with the power to act alone and to appoint an appropriate substitute to cast all votes that the undersigned shareholder is entitled to cast at the annual meeting of shareholders (the "Annual Meeting") to be held at 4:00 p.m., Eastern Time on Tuesday, April 20, 2004 at 55 Union Boulevard, Totowa, NJ 07512 and at the adjournments thereof, upon the following matters. The undersigned shareholder hereby revokes any proxy or Proxies heretofore given.

                                             -----------------------------------
 Please be sure to sign and date             Date
  this Proxy in the box below.
--------------------------------------------------------------------------------



-------Shareholder sign above---------Co-holder (if any) sign above-------------

                                                                With-    For All
                                                       For      hold     Except

1.    To elect two directors for a three-year term     |_|       |_|      |_|
      (except as marked to the contrary below):

      Nominees:
      Anthony M. Bruno, Jr.
      Alfred R. Urbano

      INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's name in the space provided below.

      __________________________________________________________________________

2. The proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments of the meeting in accordance with the determination of a majority of the Company's Board of Directors.

      Please check box if you plan to attend the April 20, 2004     |_|
      annual Shareholders Meeting.

      This proxy will be voted as directed by the undersigned shareholder. Unless contrary instructions are given, this proxy will be voted FOR the election of the nominees listed in Proposal 1 and in accordance with the determination of a majority of the Company's Board of Directors as to any other matters. The above undersigned shareholder may revoke this proxy at any time before it is exercised by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. The above signed shareholder hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.

--------------------------------------------------------------------------------
  ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                           GREATER COMMUNITY BANCORP

--------------------------------------------------------------------------------
      Please date and sign exactly as your name(s) appear(s) hereon. Each executor, administrator, trustee, guardian, attorney-in-fact, and any other fiduciary should sign and indicate his or her full title. When stock has been issued in the name of two or more persons, all should sign.

      If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


_______________________________________

_______________________________________

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